EXHIBIT 99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements

     The following unaudited pro forma consolidated statement of operations reflects the consolidated results of operations of APA Optics, Inc. (APA) for the year ended March 31, 2003 with those of Americable, Inc. (Americable) under the assumptions set forth in the accompanying notes. The unaudited pro forma consolidated balance sheet combines the APA and Americable balance sheets as of March 31, 2003 giving effect to the transaction as if the transaction had occurred for the statements of operation as of the beginning of the period presented and for the balance sheet presentations.

     The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable. The pro forma financial statements and accompanying notes should be read in conjunction with the historical statements and the notes thereto.

     The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only in response to Securities and Exchange Commission ("SEC") requirements and do not purport to represent what APA's financial position or results of operations would actually have been if the transaction had in fact occurred at such dates or to project APA's financial position or results of operations for any future date or period.



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
                                              APA OPTICS, INC.
                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                 March 31, 2003
                                                                 --------------

                                             APA Optics     Americable      Pro Forma          APA Optics
                                             Historical     Historical     Adjustments          Pro Forma
                                            -------------  -------------  -------------       -------------
ASSETS
Current assets:
  Cash and cash equivalents                 $ 22,235,686   $  1,425,821   $ (1,960,000)  (a)  $ 20,275,686
                                                                            (1,425,821)  (a)
  Accounts receivable                            468,576        660,847        (66,847)  (a)     1,062,576
  Investments                                         --        174,420       (174,420)  (a)            --
  Due from affiliate                                  --        134,638       (134,638)  (a)            --
  Due from officer                                    --         68,756        (68,756)  (a)            --
  Inventories                                  1,398,203      1,344,089       (706,089)  (a)     2,036,203
  Prepaid expenses                               134,045        169,306       (169,306)  (a)       134,045
  Bond reserve funds                              75,000             --             --              75,000
                                            -------------  -------------  -------------       -------------
Total current assets                          24,311,510      3,977,877     (4,705,877)         23,583,510

Property, plant and equipment, net             3,989,344        991,484       (541,484)  (a)     4,439,344
Goodwill                                       2,500,296             --        278,000   (a)     2,778,296
Other assets                                   1,032,546        235,000       (235,000)  (a)     1,032,546
                                            -------------  -------------  -------------       -------------
Total assets                                $ 31,833,696   $  5,204,361   $ (5,204,361)       $ 31,833,696
                                            =============  =============  =============       =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt            1,846,922      1,200,939     (1,200,939)  (a)     1,846,922
  Accounts payable                               454,804        438,812       (438,812)  (a)       454,804
  Accrued expenses                               286,267        474,795       (474,795)  (a)       286,267
                                            -------------  -------------  -------------       -------------
Total current liabilities                      2,587,993      2,114,546     (2,114,546)          2,587,993

Long-term debt                                   326,760      6,966,899     (6,966,899)  (a)       326,760

Shareholders' equity:
  Common stock                                   118,723             --             --             118,723
  Additional paid-in capital                  52,001,681     13,296,291    (13,296,291)  (a)    52,001,681
  Accumulated deficit                        (23,201,461)   (17,173,375)    17,173,375   (a)   (23,201,461)
                                            -------------  -------------  -------------       -------------
Total shareholders' equity                    28,918,943     (3,877,084)     3,877,084          28,918,943
                                            -------------  -------------  -------------       -------------

Total liabilities and shareholders' equity  $ 31,833,696   $  5,204,361   $ (5,204,361)       $ 31,833,696
                                            =============  =============  =============       =============


            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS


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
                                        APA OPTICS, INC.
                     UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS


                                                    For the Year Ended March 31, 2003
                                                    ---------------------------------
                                          APA Optics    Americable    Pro Forma     APA Optics
                                          Historical    Historical   Adjustments     Pro Forma
                                         ------------  ------------  ------------  -------------
Revenues                                 $   436,157   $ 8,047,780   $         --  $  8,483,937

Costs and expenses:
   Cost of sales                           2,802,597     5,919,368             --     8,721,965
   Research and development                1,212,219            --             --     1,212,219
   Selling, general and administrative     1,750,807     7,849,295             --     9,600,102
                                         ------------  ------------  ------------  -------------
                                           5,765,623    13,768,663             --    19,534,286
                                         ------------  ------------  ------------  -------------

Loss from operations                      (5,329,466)   (5,720,883)            --   (11,050,349)

Interest income                              436,925            --             --       436,925
Interest expense                            (115,893)     (708,284)            --      (824,177)
Other expense                                     --      (188,476)            --      (188,476)
                                         ------------  ------------  ------------  -------------
                                             321,032      (896,760)            --      (575,728)
                                         ------------  ------------  ------------  -------------

Loss before income taxes                  (5,008,434)   (6,617,643)            --   (11,626,077)

Income tax expense (benefit)                   1,000       (18,491)            --       (17,491)
                                         ------------  ------------  ------------  -------------

Net loss                                 $(5,009,434)  $(6,599,152)  $         --  $(11,608,586)
                                         ============  ============  ============  =============

Net loss per share:
   Basic and diluted                     $     (0.42)  $        --   $         --  $      (0.98)
                                         ============  ============  ============  =============

Weighted average shares outstanding:
   Basic and diluted                      11,873,914            --             --    11,873,914
                                         ============  ============  ============  =============


            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS


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NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Balance Sheet

(a)   To record acquisition and to eliminate items not purchased.

   ---         Acquired the assets at fair value:

               Accounts receivable                       $  594,000
               Inventories                                  638,000
               Property, plant and equipment                450,000
                                                         -----------
                                                          1,682,000

               Payment for assets                        (1,960,000)
                                                         -----------

               Excess purchase price (goodwill)           $ 278,000
                                                         ===========

          The allocation of purchase price to goodwill is preliminary.


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